                                                                       Exhibit 1

                                    AGREEMENT

         The undersigned hereby agree, pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, to file a joint statement on
Schedule 13D and amendments thereto pertaining to their beneficial interest of shares of America Online Latin America, Inc.

         This agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

         This agreement may be executed in counterparts and all so executed shall constitute the agreement.

Dated:  January 10, 2001

                                      RIVERVIEW MEDIA CORP.


                                      By: /s/ Joan Jensen
                                          ------------------------
                                      Name: Joan Jensen
                                      Title: Attorney-In-Fact


                                      ASPEN INVESTMENTS LLC

                                      By: /s/ Joan Jensen
                                          -------------------------
                                      Name: Joan Jensen
                                      Title: Secretary


                                      ATLANTIS INVESTMENTS LLC

                                      By: /s/ Joan Jensen
                                          -------------------------
                                      Name: Joan Jensen
                                      Title: Secretary

                                      /s/ Gustavo A. Cisneros
                                      ------------------------------
                                          Gustavo A. Cisneros


                                      /s/ Ricardo J. Cisneros
                                     -------------------------------
                                          Ricardo J. Cisneros




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